GRAMERCY PROPERTY TRUST



GRAMERCY PROPERTY TRUST | CORE LOGISTICS PORTFOLIO: AUGUST 2017

www.gptreit.com

FORWARD-LOOKING INFORMATION

Cautionary Note Regarding Forward-Looking Information

This investment presentation contains "forward-looking statements" based upon the Company's current best judgment and expectations. You can identify forward-looking statements by the use of forward-looking expressions such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “continue,” or any negative or other variations on such expressions. Forward-looking statements include information concerning possible or assumed future results of the Company's operations, including any forecasts, projections, plans and objectives for future operations. Although the Company believes that its plans, intentions and expectations as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions or expectations will be achieved. The Company has listed below some important risks, uncertainties and contingencies which could cause its actual results, performance or achievements to be materially different from the forward-looking statements it makes in this presentation. These risks, uncertainties and contingencies include, but are not limited to, the following: the success or failure of the Company's efforts to implement its current business strategy; the Company's ability to identify and complete additional property acquisitions and non-core asset dispositions and risks of real estate acquisitions and dispositions; availability of investment opportunities on real estate assets; the performance and financial condition of tenants and corporate customers; the adequacy of the Company's cash reserves, working capital and other forms of liquidity; the availability, terms and deployment of short-term and long-term capital; demand for industrial and office space; the actions of the Company's competitors and the Company’s ability to respond to those actions; the timing of cash flows from the Company's investments; the cost and availability of the Company's financings, which depends in part on the Company's asset quality, the nature of the Company's relationships with its lenders and other capital providers, the Company's business prospects and outlook and general market conditions; increases in financing and other costs, including a rise in interest rates; economic conditions generally and in the real estate markets and the capital markets specifically; the Company’s international operations, including unfavorable foreign currency rate fluctuations, enactment or changes in laws relating to foreign ownership of property, and local economic or political conditions that could adversely affect the Company’s earnings and cash flows; and other factors discussed under Item 1A,“Risk Factors” of the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. In evaluating forward-looking statements, you should consider these risks and uncertainties, together with the other risks described from time-to-time in the Company's reports and documents which are filed with the SEC, and you should not place undue reliance on those statements. The risks included here are not exhaustive. Other sections of this report may include additional factors that could adversely affect the Company's business and financial performance. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

CORE LOGISTICS PORTFOLIO SUMMARY

Investment Overview & Rationale

- On August 22, 2017, Gramercy Property Trust announced an agreement to purchase a **41-property, 7.8 million square foot portfolio** of modern industrial buildings for **$479.1 million**
- This portfolio along with the pipeline currently under contract **brings the wholly owned real estate portfolio to 78% industrial** by net operating income, up from 69% at year end 2016[1]
- The portfolio further supports GPT's market-focused strategy to own industrial assets – **GPT's top four industrial markets** are **Chicago**, **Atlanta**, **Dallas** and **Los Angeles**[1]
- The acquisition provides an opportunity to **deploy proceeds from GPT's strong disposition pipeline** into high quality industrial assets
  - Over $250 million in gross proceeds from dispositions closed YTD
  - Over $300 million in actionable disposition pipeline

Portfolio Details

- **$479.1 million** ($61 psf), 41 modern warehouses encompassing 7.8 million SF
  - **93%-leased**
  - **Average year built: 2005**
  - **29% of Year 1 NOI from Atlanta, 24% from Chicago, 18% from Memphis, 16% from Columbus, 7% from Houston, 6% from Dallas**
  - **In-place cap rate of 5.8%; estimated stabilized cap rate of 6.2%**
  - **WALT is 4.1 years** and near term roll is concentrated in assets that have at or below market contractual rents







1. Portfolio data as of July 31, 2017, pro forma for all pipeline investments closed and under contract or awarded as of August 18, 2017.

PORTFOLIO MARKET OVERVIEW

	Market	Number of Properties	SF	% of Total Year 1 NOI
1	Atlanta	17	2.5 M	29.2%
2	Chicago	9	1.9 M	24.3%
3	Memphis	4	1.5 M	17.6%
4	Columbus	2	1.2 M	15.9%
5	Houston	4	0.3 M	6.8%
6	Dallas	5	0.4 M	6.2%
	Total	**41**	**7.8 M**	**100.0%**


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MARKET CAPITALIZATION & LIQUIDITY – PRO FORMA

Total Enterprise Value (TEV) ($mm)

	6/30/2017	Adjustments for Core Logistics Portfolio	Pro Forma
Secured Debt			
Fixed Rate Mortgages[1]	$493		$493
Total Secured Debt	**$493**		**$493**
Unsecured Debt			
3-Year Unsecured Term Loan (swapped to fixed)	$300		$300
5-Year Unsecured Term Loan (swapped to fixed)	750		750
7-Year Unsecured Term Loan (swapped to fixed)	175		175
Unsecured Revolver	71	$318	389
Unsecured Notes	500		500
Convertible Debt	115		115
Total Unsecured Debt	**$1,911**		**$2,229**
Total Debt	**$2,404**		**$2,722**
Series A Preferred Equity	$88		$88
Common Equity & Units (@ $29.16/share as of 8/21)[2]	$4,445		$4,445
Total Equity	**$4,533**		**$4,533**
Total Market Capitalization	**$6,937**		**$7,255**
Less: Cash and Cash Equivalents[3]	$191	($161)	$30
Total Enterprise Value (TEV)	**$6,746**		**$7,225**
Net Debt / TEV	33%		37%
Net Debt + Preferred / TEV	34%		38%
Secured Debt / TEV	7%		7%
Net Debt / EBITDA[1,4]	5.5x		6.3x
Percentage of Floating Rate Debt	3%		14%
Cash & Revolver Capacity	$970		$491

Note: As of June 30, 2017.
1. Excludes all JV debt.
2. Based on 152,435,469 shares issued and outstanding plus OP Units and earned & vested LTIPs at June 30, 2017.
3. Includes proceeds of $27.7 million from 1031 asset sales classified as restricted cash on balance sheet as of June 30, 2017.
4. EBITDA has straight-line rent adjustments and amortization of above and below market lease intangibles added back, and excludes all JV activity. As of Q2'17, annualized, and includes full contribution for Core Logistics Portfolio.

LEASE MATURITIES BY % OF ABR

As of July 31, 2017, PF for Closed & Pipeline Transactions as of August 18, 2017 – excluding Core Logistics Portfolio



Industrial
Office
Specialty
1.4%
5.6%
9.0%
6.7%
12.6%
6.0%
9.2%
6.7%
5.9%
5.0%
31.9%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Thereafter

73.2 million RSF

7.6 years WALT

98.0% Occ. %

Core Logistics Portfolio



0.0%
8.4%
9.1%
8.9%
25.0%
34.0%
5.4%
2.3%
2.1%
3.7%
1.1%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Thereafter

7.8 million RSF

4.1 years WALT

92.6% Occ. %

All Combined



1.3%
5.8%
9.0%
6.8%
13.4%
7.7%
9.0%
6.4%
5.6%
4.9%
30.1%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Thereafter

81.0 million RSF

7.4 years WALT

97.5% Occ. %

Note: Wholly owned portfolio as of July 31, 2017. Pro Forma for pipeline investments closed and under contract or awarded as of August 18, 2017.

GRAMERCY PROPERTY TRUST



GRAMERCY PROPERTY TRUST | E-COMMERCE JOINT VENTURE: AUGUST 2017

www.gptreit.com

FORWARD-LOOKING INFORMATION

Cautionary Note Regarding Forward-Looking Information

This investment presentation contains "forward-looking statements" based upon the Company's current best judgment and expectations. You can identify forward-looking statements by the use of forward-looking expressions such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “continue,” or any negative or other variations on such expressions. Forward-looking statements include information concerning possible or assumed future results of the Company's operations, including any forecasts, projections, plans and objectives for future operations. Although the Company believes that its plans, intentions and expectations as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions or expectations will be achieved. The Company has listed below some important risks, uncertainties and contingencies which could cause its actual results, performance or achievements to be materially different from the forward-looking statements it makes in this presentation. These risks, uncertainties and contingencies include, but are not limited to, the following: the success or failure of the Company's efforts to implement its current business strategy; the Company's ability to identify and complete additional property acquisitions and non-core asset dispositions and risks of real estate acquisitions and dispositions; availability of investment opportunities on real estate assets; the performance and financial condition of tenants and corporate customers; the adequacy of the Company's cash reserves, working capital and other forms of liquidity; the availability, terms and deployment of short-term and long-term capital; demand for industrial and office space; the actions of the Company's competitors and the Company’s ability to respond to those actions; the timing of cash flows from the Company's investments; the cost and availability of the Company's financings, which depends in part on the Company's asset quality, the nature of the Company's relationships with its lenders and other capital providers, the Company's business prospects and outlook and general market conditions; increases in financing and other costs, including a rise in interest rates; economic conditions generally and in the real estate markets and the capital markets specifically; the Company’s international operations, including unfavorable foreign currency rate fluctuations, enactment or changes in laws relating to foreign ownership of property, and local economic or political conditions that could adversely affect the Company’s earnings and cash flows; and other factors discussed under Item 1A,“Risk Factors” of the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. In evaluating forward-looking statements, you should consider these risks and uncertainties, together with the other risks described from time-to-time in the Company's reports and documents which are filed with the SEC, and you should not place undue reliance on those statements. The risks included here are not exhaustive. Other sections of this report may include additional factors that could adversely affect the Company's business and financial performance. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

NEW CLASS A, E-COMMERCE DISTRIBUTION CENTER JOINT VENTURE

Strategy & Capitalization

- GPT is launching a new joint venture to acquire, own and manage newly constructed **Class A distribution centers serving e-commerce tenants throughout the U.S.**
- The joint venture structure allows GPT to invest in high quality stabilized core assets and leverage returns by earning fees on third party capital
- GPT has **reached an agreement with a sovereign investor to anchor the venture** and is looking to raise up to 75% of the equity
- **GPT expects to contribute between 25% and 50% of the equity**
- GPT expects the venture to be financed with **fixed-rate, property-level debt** at **55% to 60% LTV**



INITIAL ACQUISITION SUMMARY

- GPT has agreed to acquire a portfolio of seven newly constructed properties encompassing 6.0 million SF for **$642.4 million** ($107 psf)
  - **All seven assets are 100%-leased Class A logistics facilities**
  - The purchase will be on a forward basis; closing upon substantial completion of each building
    - **$360.5 million** expected to close in **4Q 2017**
    - **$281.9 million** expected to close in **3Q 2018**
  - Each building is leased to a leading e-commerce tenant for an initial **lease term of 15 years** with **annual escalations of 1.75% to 2.00%**
- A majority of GPT's **equity contribution** for the initial acquisition will be funded through the issuance **of units in GPT's Operating Partnership** ("OP Units") **at $29.19 per share**, estimated to be between $80 million and $139 million total
- GPT's **cash-on-cash returns** for the initial portfolio are expected to **exceed 8.0%**



($ in millions)

Sources of Funds	55% LTV & 50% GPT Equity	60% LTV & 25% GPT Equity[1]
Cash	$64.5	$ —
OP Units	$80.0	$64.2
Loan Proceeds	$353.3	$385.4
JV Partner Equity	$144.5	$192.7
Total	**$642.4**	**$642.4**

1. OP Units would be issued for at least $80 million and up to $139 million depending on final structure. In the 60% LTV and 25% GPT Equity scenario, GPT would still issue a minimum of $80 million in OP units and receive cash back for the balance exceeding the total purchase price.

INITIAL ACQUISITION MARKET OVERVIEW

	Market	Number of Properties	SF	% of Total Year 1 NOI
1	Inland Empire, CA	2	1.5 M	24.7%
2	Jacksonville, FL	1	1.0 M	16.3%
3	Winchester, VA	1	1.0 M	16.1%
4	Dallas, TX	1	1.0 M	14.4%
5	New England I-95 Corridor	1	0.9 M	17.4%
6	Southern NJ	1	0.7 M	11.1%
	Total	**7**	**6.0 M**	**100.0%**


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